DEBTOR: BSD Medical Corporation

CASE NUMBEI 16-24435 RKM

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period Ending: 9/30/16

Accounting Method: [X] Accrual Basis [ ] Cash Basis

THIS REPORT IS DUE 14 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
[X]	[ ]	1. Cash Receipts and Disursements Statement (Form 2-B)
[X]	[ ]	2. Balance Sheet (Form 2-C)
[X]	[ ]	3. Profit and Loss Statement (Form 2-D)
[X]	[ ]	4. Supporting Schedules (Form 2-E)
[X]	[ ]	5. Quarterly Fee Summary (Form 2-F)
[X]	[ ]	6. Narrative (Form 2-G)
[X]	[ ]	7. Bank Statements for All Bank Accounts IMPORTANT: Redact account numbers and remove check images
[X]	[ ]	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 10/14/2016

Print Name: Timothy C. McQuay

Signature: [signature]

Title: CEO and President

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period 9/1/16 to 9/30/16

CASH FLOW SUMMARY		Current Month		Accumulated
1. Beginning Cash Balance	$	4,057,442.07 (1)	$	278,088.92 (1)
2. Cash Receipts				
Operations		-		594,341.85
Sale of Assets		-		4,350,000.00
Loans/advances		-		-
Other		1,025.22		55,899.90
Total Cash Receipts	$	1,025.22	$	5,000,241.75
3. Cash Disbursements				
Operations		38,857.68		1,133,431.14
Debt Service/Secured loan payment		-		-
Professional fees/U.S. Trustee fees (includes patent work)		28,047.30		153,317.22
Other		-		20.00
Total Cash Disbursements	$	66,904.98	$	1,286,768.36
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(65,879.76)		3,713,473.39
5 Ending Cash Balance (to Form 2-C)	$	3,991,562.31 (2)	$	3,991,562.31 (2)

CASH BALANCE SUMMARY	Financial Institution		Book Balance
Petty Cash		$	-
DIP Operating Account	Wells Fargo xxxx-1802		64,408.86
DIP State Tax Account			-
DIP Payroll Account	Wells Fargo xxxx-5217 (closed 9/19/16)		-
Other Operating Account	Wells Fargo CC security deposit		25,000.00
Other Interest-bearing Account	Wells Fargo MM xxxx-8458		3,902,153.45
TOTAL (must agree with Ending Cash Balance above)		$	3,991,562.31 (2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month's ending balance.
(2) All cash balances should be the same.

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 9/1/16 to 9/30/16

CASH RECEIPTS DETAIL **Account No: Wells Fargo xxxx-1802**

(attach additional sheets as necessary)

Date	Payer	Description		Amount
9/26/16	Scion (new Perseon Medical)	Reimbursement of fedex charges	$	543.96

Total Cash Receipts $ 543.96 (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR: ____________________ **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 9/1/16 to 9/30/16

CASH RECEIPTS DETAIL **Account No: Wells Fargo xxxx-8458**
(attach additional sheets as necessary)

Date	Payer	Description	Amount
9/30/16	Wells Fargo	Interest Income	$ 481.26

Total Cash Receipts $ 481.26 (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

Rev. 12/10/2009

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 9/1/16 to 9/30/16

CASH DISBURSEMENTS DETAIL **Account No: Wells xxxx-1802**
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
9/1/16	31369	Risk Consulting Services, LLC (1017)	CE Mark consulting	$ 292.50
9/1/16	31370	De Lage Landen (8276)	Copier machines rental	829.81
9/1/16	31371	Veritas Management Corp (8567)	CE Mark consulting	1,462.00
9/1/16	31372	Doug Wilkes (8596)	Expense reimbursement	361.13
9/1/16	31373	KAX Company LLC (8645)	Rent	3,913.00
9/1/16	31374	DEKRA Certification (8653)	CE Mark consulting	7,292.73
9/2/16	7616	Surepayroll	August payroll processing fee	83.99
9/6/16	EFT 2016.09.06	Federal Express (0505)	Shipping	192.50
9/8/16	EFT 2016.09.06	Federal Express (0505)	Shipping	618.50
9/12/16	7619	Wells Fargo	Bank analysis charge	151.72
9/12/16	31375	Orange Document Services, LLC (8660)	Bankruptcy mailing	5,623.80
9/13/16	7620	Wells Fargo	Bankcard merchant fees	99.47
9/13/16	7621	Wells Fargo	Bankcard merchant fees	818.80
9/13/16	7622	Wells Fargo	Bankcard merchant fees	1,244.99
9/14/16	31376	NIXON PEABODY LLP (8597)	Legal fees - patents	12,297.30
9/19/16	EFT 2016.09.19	Wells Fargo Secured Business Card	Telephone charges	243.75
9/19/16	31377	DAVID GREEN (8649)	Admin consultant	4,000.00
9/19/16	31378	Clint Carnell (8502)	Payroll	6,955.04
9/20/16	EFT 2016.09.30	SUREPAYROLL (8647)	Payroll	8,073.75
9/20/16	EFT 2016.09.20 PR2	DAVID GREEN (8649)	Admin consultant	6,750.00
9/20/16	EFT 2016.09.20 PR1	RILEY ASTILL (8650)	Accountant	5,000.00
9/20/16	31379	Timothy C. McQuay (8140)	Travel expenses	600.20

Total Cash Disbursements $ 66,904.98 (1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 9/1/16 to 9/30/16

CASH DISBURSEMENTS DETAIL **Account No: Wells xxxx-8458**
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
9/30/16	EFT	Wells Fargo	Bank service charges	$ -

Total Cash Disbursements $ - (1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR: BSD Medical Corporation CASE NO: 16-24435 RKM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 9/30/16

			Current Month		(Book Value) Petition Date (1)
ASSETS					
Current Assets:					
Cash (from Form 2-B, line 5)		$	3,991,562.31	$	278,088.92
Accounts Receivable (from Form 2-E)			-		522,640.44
Receivable from Officers, Employees, Affiliates			-		-
Inventory			-		853,395.33
Other Current Assets :(List)	Prepaid insurance		37,659.99		83,323.54
	Deposits		94,475.05		107,888.91
Total Current Assets		$	4,123,697.35	$	1,845,337.14
Fixed Assets:					
Land		$	-	$	-
Building			-		-
Equipment, Furniture and Fixtures			15,550.00		831,845.78
Total Fixed Assets			15,550.00		831,845.78
Less: Accumulated Depreciation		(	-)	(	671,402.40)
Net Fixed Assets		$	15,550.00	$	160,443.38
Other Assets (List):			-		-
			-		-
TOTAL ASSETS		$	4,139,247.35	$	2,005,780.52
LIABILITIES					
Post-petition Accounts Payable (from Form 2-E)		$	79,855.09	$	-
Post-petition Accrued Profesional Fees (from Form 2-E)			423,202.37		-
Post-petition Taxes Payable (from Form 2-E)			5,089.78		-
Post-petition Notes Payable			-		-
Other Post-petition Payable(List):			-		-
			-		-
Total Post Petition Liabilities		$	508,147.24	$	-
Pre Petition Liabilities:					
Secured Debt			-		-
Priority Debt			35,368.62		35,368.62
Unsecured Debt			2,485,211.14		2,488,324.83
Total Pre Petition Liabilities		$	2,520,579.76	$	2,523,693.45
TOTAL LIABILITIES		$	3,028,727.00	$	2,523,693.45
OWNERS' EQUITY					
Owner's/Stockholder's Equity		$	68,532,407.88	$	68,532,407.88
Retained Earnings - Prepetition			(69,050,320.81)		(69,050,320.81)
Retained Earnings - Post-petition			1,628,433.28		-
TOTAL OWNERS' EQUITY		$	1,110,520.35	$	(517,912.93)
TOTAL LIABILITIES AND OWNERS' EQUITY		$	4,139,247.35	$	2,005,780.52

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-D
PROFIT AND LOSS STATEMENT
For Period 9/1/16 **to** 9/30/16

		Current Month		Accumulated Total (1)
Gross Operating Revenue	$	-	$	399,480.00
Less: Discounts, Returns and Allowances	(	-)	(	12,500.00)
Net Operating Revenue	$	-	$	386,980.00
Cost of Goods Sold		-		103,595.95
Gross Profit	$	-	$	283,384.05
Operating Expenses				
Officer Compensation	$	6,955.04	$	144,670.89
Selling, General and Administrative		(2,943.01)		498,940.29
Rents and Leases		-		15,652.00
Depreciation, Depletion and Amortization		-		11,556.69
Other (list): wire fee		-		30.00
Total Operating Expenses	$	4,012.03	$	670,849.87
Operating Income (Loss)	$	(4,012.03)	$	(387,465.82)
Non-Operating Income and (Expenses)				
Other Non-Operating Expenses	$	-	$	-
Gains (Losses) on Sale of Assets		-		-
Interest Income		481.26		833.22
Interest Expense		(42.05)		(42.05)
Other Non-Operating Income (Claims in BK, impairment)		(122,349.69)		2,644,696.61
Net Non-Operating Income or (Expenses)	$	(121,910.48)	$	2,645,487.78
Reorganization Expenses				
Legal and Professional Fees	$	141,019.85	$	551,698.31
Other Reorganization Expense		-		-
Total Reorganization Expenses	$	141,019.85	$	551,698.31
Net Income (Loss) Before Income Taxes	$	(266,942.36)	$	1,706,323.65
Federal and State Income Tax Expense (Benefit)		-		-
NET INCOME (LOSS)	$	(266,942.36)	$	1,706,323.65

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period: 9/1/16 to 9/30/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance (2)
Income Tax Withheld:						
Federal	$ -	$ 4,367.09	$ 1,410.73	9/20	EFT Surepayroll	$ 2,956.36
State	-	1,500.00	375.00	9/20	EFT Surepayroll	1,125.00
FICA Tax Withheld	-	1,077.96	573.75	9/20	EFT Surepayroll	504.21
Employer's FICA Tax	-	1,077.96	573.75	9/20	EFT Surepayroll	504.21
Unemployment Tax						
Federal	-	-	-			-
State	-		-			-
Sales, Use & Excise Taxes	-	-				-
Property Taxes	-	-	-			-
Accrued Income Tax:						
Federal	-	-	-			-
State	-	-	-			-
Other:________	-	-	-			-
TOTALS	$ -	$ 8,023.01	$ 2,933.23			$ 5,089.78

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.
(2) The ending balance was paid subsequent to month end on 10/2/16 via EFT to Surepayroll. This payable is reflected in amount due to Surepayroll on the 9/30/16 Accounts Payable Aging Report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
D&O	National Union Fire and Liberty Mutual	$ 2.5M - 5.0M	3/21/17	$ 3/21/17
Workers Comp	Standard Fire	$ 1,000,000	4/20/17	$ 4/20/17
General Liability	Traveler's	$ 0	8/31/16	$
Property (Fire, Theft)	Included in General Liab	$		$
Vehicle	Traveler's	$ 0	8/31/16	$
Other (list): Umbrella	Traveler's	$ 0	8/31/16	$

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period: 9/1/16 to 9/30/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due		Accounts Receivable	Post Petition Accounts Payable
Under 30 days		$ -	$ 23,034.21
30 to 60 days		-	22,893.78
61 to 90 days	All receivables sold to Scion 8/24/16	-	17,542.60
91 to 120 days			14,129.25
Over 120 days			-
Total Post Petition		-	
Pre Petition Amounts		-	
Total Accounts Receivable		$ -	
Less: Bad Debt Reserve		-	
Net Accounts Receivable (to Form 2-C)		$ -	
		Total Post Petition Accounts Payable	$ 77,599.84

Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Date of Court Approval		Month-end Balance Due *
Debtor's Counsel	$ 25,000.00	$ 104,472.55	$			$ 411,037.28
Counsel for Unsecured Creditors' Committee	-	-	-			-
Trustee's Counsel	-	-	-			-
Accountant	-	10,000.00	5,000.00	7/13/2016	(1)	8,665.09
Other: See attached	8,715.00	26,547.30	23,047.30	attached		3,500.00
Total	$ 33,715.00	$ 141,019.85	$ 28,047.30			$ 423,202.37

***Balance due to include fees and expenses incurred but not yet paid.**
(1) $3,665.09 of the total due is pre-petion.

*SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES***

Payee Name	Position	Nature of Payment	Amount
Clinton Carnell	CEO	Wages	$ 6,955.04
Clinton Carnell	CEO	Telephone travel exp	243.75
Timothy McQuay	President and CEO	Travel expenses	600.20

****List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.**

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period: 9/1/16 to 9/30/16

DETAIL OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due	
Other:						
David Green		10,750.00	10,750.00	7/22/2016	-	
Nixon & Peabody	8,715.00	12,297.30	12,297.30	8/3/2016	-	(1)
Rocky Mountain Advisory, LLC		3,500.00	-		3,500.00	
		-	-			
Total	$ 8,715.00	$ 26,547.30	$ 23,047.30		$ 3,500.00	

(1) Total due to Nixon & Peabody is $68,076.77, all of which is pre-petition.

BGD Medical Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 9/30/16

Customer	Pre Petition Under 30	Pre Petition 30 to 60	Pre Petition 61 to 90	Pre Petition 91 to 120	Pre Petition Over 120	Pre Petition Total	Post Petition Under 30	Post Petition 30 to 60	Post Petition 61 to 90	Post Petition 91 to 120	Post Petition Over 120	Post Petition Total
ADT					2,016.44	2,016.44						-
American shredding					238.40	238.40						-
American Western					16,000.00	16,000.00						-
Anthony Weeks					4,000.00	4,000.00						-
Appleton				6,583.50	9,869.50	16,453.00			4,537.50	9,679.25	1,955.25	16,172.00
Aramark					804.54	804.54						-
Ariel Duke						-						-
Arrow					20,088.82	20,088.82						-
Atlas					5,673.90	5,673.90						-
BACS					56,245.36	56,245.36				250.00		250.00
Ben Curtis Beckham					122,250.00	122,250.00	-					-
Brenda Norelk					713.50	713.50						-
Brian Meltzer					135,333.00	135,333.00						-
Broadridge				781.06		781.06						-
Cargo Link				32.99		32.99						-
Carol Freasler						-	-					-
CEA					16,818.84	16,818.84						-
Certify					576.00	576.00						-
Chorus Call					800.96	800.96						-
Clint Carnell					756,651.00	756,651.00	-					-
Cognizant					3,500.00	3,500.00						-
Cole Parmer					42.76	42.76						-
Comcast					1,093.76	1,093.76						-
Comed				16,600.00		16,600.00			2,400.00	4,200.00	300.00	6,900.00
Compandben					38,660.00	38,660.00						-
Converge					2,402.04	2,402.04						-
CT					1,635.00	1,635.00			4,227.60			4,227.60
Damian Dupuy					30,000.00	30,000.00						-
David Green					128,014.36	128,014.36						-
De Lage				443.69		443.69						-
DEKRA						-						-
Dennis Green					3,000.00	3,000.00						-
Devin Ellis						-						-
Domo					33,055.00	33,055.00						-
Dorsey					(0.01)	(0.01)	104,472.55	93,350.83	76,278.49	85,986.03	50,949.38	411,037.28
Doug Wilkes						-	-					
DQS					2,600.00	2,600.00						-
Eclipse					20,000.00	20,000.00						-
Elcon					1,301.21	1,301.21						-
Express					49.42	49.42						-
Farmer John					600.00	600.00						-
Fedex				1,299.18	40.01	1,339.19						-
Financial Profiles					19,048.27	19,048.27						-
First Digital					503.19	503.19						-
Flexpak					2,293.85	2,293.85						-
FP Mailing					142.00	142.00		1,213.78				1,213.78
Harold Wolcott					42,500.00	42,500.00						-
HealthSTAR					41,138.24	41,138.24						-

BSD Medical Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 9/30/16

Customer	Pre Petition Under 30	Pre Petition 30 to 60	Pre Petition 61 to 90	Pre Petition 91 to 120	Pre Petition Over 120	Pre Petition Total	Post Petition Under 30	Post Petition 30 to 60	Post Petition 61 to 90	Post Petition 91 to 120	Post Petition Over 120	Post Petition Total
Henriksen Butler					37,000.00	37,000.00						-
Hogan					6,155.62	6,155.62						-
Holland						-		(10.00)				(10.00)
Integra					4.79	4.79						-
IRS						-						-
Iron Mtn					636.30	636.30						-
Jean Yves					3,500.00	3,500.00						-
Jenn Hoglin					115,833.00	115,833.00	-					-
John Groen						-	-					-
Julene Cray					7,500.00	7,500.00						-
KAX						-						-
Knapp					60,000.00	60,000.00						-
KOL Bio medical						-		21,600.00				21,600.00
Kristine Bates					1,600.00	1,600.00						-
Latham					21,706.25	21,706.25						-
Life Science					300.00	300.00						-
Litho					1,186.80	1,186.80						-
Loeb & Loeb						-			3,487.50			3,487.50
Mark Houskeeper						-						-
MegaPath					41,215.85	41,215.85						-
Merit					26,729.23	26,729.23						-
Merrill				4,224.09	24,492.48	28,716.57						-
Modellers					49,752.00	49,752.00						-
Mouser					12.97	12.97						-
MultiLing				(650.00)	8,979.20	8,329.20						-
Nasdaq					76,665.50	76,665.50						-
Nelson Labs						-		90.00				90.00
Newark					217.07	217.07						-
Nixon Peabody				23,034.17	45,042.60	68,076.77				-		-
North American					609.25	609.25						-
Orange Document						-						-
Parsons Behle					2,603.60	2,603.60						-
PCB					6,430.41	6,430.41						-
Perelson					2,160.75	2,160.75						-
Peter Vitulli					30,000.00	30,000.00						-
Pinnacle					450.00	450.00						-
Plastic Fab					(241.35)	(241.35)						-
Progressive					1,793.97	1,793.97						-
Pure Water					793.17	793.17						-
Quality Plating					352.05	352.05						-
Republic					632.66	632.66						-
Revenue Cycle					3,500.00	3,500.00						-
Riley Astill						-	5,000.00		3,665.09			8,665.09
Rocky Mountain Advisory						-	3,500.00					3,500.00
Rocky Mountain Power					2,215.14	2,215.14						-
Roger Armstrong						-			2,890.00			2,890.00
Ryan Patterson					2,875.00	2,875.00						-
Somacis					2,000.00	2,000.00						-

BSD Medical Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 9/30/16

	Pre Petition						***Post Petition***					
Customer	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total
Standard Parking					2,070.00	2,070.00						-
Steven Stewart					35,000.00	35,000.00						-
Strong Hanni					4,428.20	4,428.20						-
Sure Systems					1,091.97	1,091.97						-
SurePayroll						-	23,004.21					23,004.21
Surface Solutions					582.47	582.47						-
Tailfin					15,500.00	15,500.00						-
TalentCare					1,000.00	1,000.00						-
Technology Assessment					700.00	700.00						-
Terminix					103.00	103.00						-
Thorpe North					5,279.88	5,279.88						-
Three Seeds					19,937.50	19,937.50						-
THT Consulting					156,501.67	156,501.67						-
Timothy C McQuay					30,000.00	30,000.00	30.00					30.00
Travelers						-						-
TUV Rheinland						-						-
U of L Surgery					40,900.00	40,900.00						-
U of U					70.00	70.00						-
Utah State Tax Comm						-						-
Veracity				1,814.48	5,024.56	6,839.04						-
Veritas						-						-
Verizon Wireless					1,537.53	1,537.53						-
Verizon Wireless					1,370.46	1,370.46						-
Vernay Labs					11,581.76	11,581.76						-
Whipsaw					28,102.00	28,102.00						-
Worldwide Express			20.85	64.22	20.65	105.72						-
						-						-
						-						-
Totals	-	-	20.85	54,227.38	2,465,205.32	2,519,453.55	136,006.76	116,244.61	97,486.18	100,115.28	53,204.63	503,057.46
Less: Professional Fees separately stated							(112,972.55)	(93,350.83)	(79,943.58)	(85,986.03)	(50,949.38)	(423,202.37)
Less: Payroll Taxes separately stated												-
Net Payables							23,034.21	22,893.78	17,542.60	14,129.25	2,255.25	79,855.09

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-F
QUARTERLY FEE SUMMARY *
For the Month Ended: 9/30/16

Month	Year		Cash Disbursements **		Quarterly Fee Due	Check No.	Date Paid
January		$	-				
February			-				
March			-				
TOTAL 1st Quarter		$	-	$			
April		$	-				
May			(13,790.02) (1)				
June			245,029.30				
TOTAL 2nd Quarter		$	245,029.30	$	$1,950	31347	7/19/16
July		$	134,212.36				
August			854,411.74				
September			66,904.98				
TOTAL 3rd Quarter		$	1,055,529.08	$	$6,500	31380	10/9/16
October		$	-				
November			-				
December			-				
TOTAL 4th Quarter		$	-	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

NOTES: '(1) $13,790.02 of checks that were paid pre-petition, were subsequently voided post petition. This negative amount was excluded from the calculation of quarterly fees due.

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts
Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-G
NARRATIVE
For the Month Ended: 9/30/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During September 2016, in an effort to reduce administrative expenses in this case, the Debtor terminated its CEO – Clinton Carnell Jr. and its chief restructuring officer – David Green. On September 8, 2016, the Debtor filed a motion to reject its employment agreement with the Debtor's former CEO effective as of the Debtor's May 23, 2016 petition date [Docket No. 202] (the "Carnell Rejection Motion").

On September 16, 2016 the Debtor filed a motion to extend its exclusive periods through November 21, 2016 to file a plan and through January 18, 2017 to seek confirmation of a plan [Docket No. 210] (the "Exclusive Periods Motion").

The Court has scheduled a hearing on the Carnell Rejection Motion and the Exclusive Periods Motion for October 25, 2016.

Also on September 16, 2016, the Debtor filed a motion seeking approval of the adequacy of a disclosure statement and voting procedures in connection with the Debtor's proposed plan [Docket No. 211] (the "Disclosure Statement Motion"). The proposed plan contemplates paying all holders of allowed claims in full plus interest. A hearing on the Disclosure Statement Motion is set for November 1, 2016.

On September 20, 2016, the Court held a preliminary hearing on B.E. Capital Management Fund LP's motion to convert this case to a case under chapter 7. The Court continued that hearing to October 5, 2016 and has further continued it to November 1, 2016.

Bank Statement List

For Period Ending: 9/30/16

Account	Purpose of Account
xxxx 1802	Operating checking account
xxxx 8458	Savings account
xxxx 5217	FSA checking account (Account closed and balance transferred to account xxx1802)
xxxx 7593	Cash secured credit card (1)

NOTES:

(1) The cash secured credit card was canceled in July 2016. Wells Fargo indicated it can take up to 90 days to refund the security deposit of $25,000. As of the date of this filing, the deposit has not been received from Wells Fargo, so the cash is still listed seprately.

Analyzed Business Checking

WELLS FARGO

BSD MEDICAL CORP
PERSON CORPORATION
1969 CLAREMONT DR
BOUNTIFUL UT 84010-2316

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (119)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1802	$76,723.74	$116,892.46	-$124,588.36	$69,027.84

Credits

Deposits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/26	543.96	Deposit
		$543.96	**Total deposits**

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/02	50,000.00	Online Transfer Payables Ref #Bben9Xtzhp
	09/13	61,683.38	WT Seq153436 WF Return Wires IN Proc /Org= Srf# 2[redacted] Trn#1[redacted]Rfb#
	09/19	4,665.12	Bank Originated Credit
		$116,348.50	**Total electronic deposits/bank credits**
		$116,892.46	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/01	61,683.38	Payroll Service[redacted]Bsd Medical Corporatio
	09/02	83.99	Online Payroll PR MO Fee Bsd Medical Corpor5D70
	09/06	192.50	Federal Express Debit 160902 MMA21520206 Perseon Corporation
	09/09	618.50	Federal Express Debit 160909 Epa[redacted]x
	09/12	151.72	Client Analysis Srvc Chrg 160909 Svc Chge 0816[redacted]1802
	09/13	99.47	Bankcard Fee - 0329238456

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/13	818.80	Bankcard Discount Fee - 0329238456
	09/13	1,244.99	Bankcard Interchange Fee - 0329238456
	09/19	19,823.75	WT Fed#06494 Jpmorgan Chase Ban /Ftr/Bnf=Surepayroll Credit Srf# [redacted]3760 Trn#[redacted]1693 Rfb#
	09/19	243.75	Bank Originated Debit
		$84,960.85	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
31369	292.50	09/06	31373	3,913.00	09/07	31376	12,297.30	09/20
31370	829.81	09/08	31374	7,292.73	09/07	31378 *	6,955.04	09/23
31371	1,462.00	09/06	31375	5,623.80	09/14	31379	600.20	09/29
31372	361.13	09/07						

$39,627.51 **Total checks paid**

* *Gap in check sequence.*

$124,588.36 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
08/31	76,723.74	09/08	50,612.70	09/19	88,336.42
09/01	15,040.36	09/09	49,994.20	09/20	76,039.12
09/02	64,956.37	09/12	49,842.48	09/23	69,084.08
09/06	63,009.37	09/13	109,362.60	09/26	69,628.04
09/07	51,442.51	09/14	103,738.80	09/29	69,027.84

Average daily ledger balance **$71,281.93**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Business High Yield Savings

WELLS FARGO

Account number: [redacted]3458 ■ September 1, 2016 - September 30, 2016 ■ Page 1 of 4

BSD MEDICAL CORP
1969 CLAREMONT DR
BOUNTIFUL UT 84010-2316

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted

1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (119)
P.O. Box 6995
Portland, OR 97228-6995

Your Business and Wells Fargo

Get a clear look at the business financing process to decide if and when business credit is right for you. Visit wellsfargoworks.com/credit to find out more.

Credit decisions subject to credit qualification.

Activity summary

Beginning balance on 9/1	$3,951,672.19
Deposits/Credits	481.26
Withdrawals/Debits	- 50,000.00
Ending balance on 9/30	**$3,902,153.45**
Average ledger balance this period	$3,903,338.85

Account number: [redacted]3458
BSD MEDICAL CORP
Utah account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): 124002971
For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$481.26
Average collected balance	$3,903,338.85
Annual percentage yield earned	0.15%
Interest earned this statement period	$481.26
Interest paid this year	$999.66

WELLS FARGO

Transaction history

Date		Description	Deposits/ Credits	Withdrawals/ Debits	Ending daily balance
9/2	*	Online Transfer Payables Ref #Bben9Xtzhp		50,000.00	3,901,672.19
9/30		Interest Payment	481.26		3,902,153.45
Ending balance on 9/30					**3,902,153.45**
Totals			**$481.26**	**$50,000.00**	

The Ending Daily Balance does not reflect any pending withdrawals or holds on deposited funds that may have been outstanding on your account when your transactions posted. If you had insufficient available funds when a transaction posted, fees may have been assessed.

* *Indicates transaction counts toward the Regulation D and Wells Fargo savings withdrawal and transfer limit. Except outgoing wire transfers, there is no limit on the number of withdrawals or transfers made in person at an ATM or Wells Fargo location or on any types of deposits. For more information, please refer to your Account Agreement.*

Monthly service fee summary

For a complete list of fees and detailed account information, please see the Wells Fargo Fee and Information Schedule and Account Agreement applicable to your account or talk to a banker. Go to wellsfargo.com/feefaq to find answers to common questions about the monthly service fee on your account.

Fee period 09/01/2016 - 09/30/2016	Standard monthly service fee $10.00	You paid $0.00
How to avoid the monthly service fee	Minimum required	This fee period
Have any **ONE** of the following account requirements		
· Minimum daily balance	$8,000.00	$3,901,672.19 ☑

YRYP

Account transaction fees summary

Service charge description	Units used	Units included	Excess units	Service charge per excess units ($)	Total service charge ($)
Deposited Items	0	20	0	0.50	0.00
Cash Deposited ($)	0	5,000	0	0.0030	0.00
Total service charges					**$0.00**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

To verify your identity when you contact us, we may use a service that compares information your mobile or wireless operator has with information you have provided us. Please refer to our Privacy Policy for how we treat your data.

Is your wireless operator authorized to provide information to assist in verifying your identity?

Yes, and we may rely on this information to assist in verifying your identity.

You authorize your wireless operator (AT&T, Sprint, T-Mobile, US Cellular, Verizon, or any other branded wireless operator) to use your mobile number, name, address, email, network status, customer type, customer role, billing type, mobile device identifiers (IMSI and IMEI) and other subscriber status details, if available, solely to allow verification of your identity and to compare information you have provided to Wells Fargo with your wireless operator account profile information for the duration of the business relationship.

You may opt out by contacting your mobile or wireless operator directly.

WELLS FARGO

General statement policies for Wells Fargo Bank

■ **Notice:** Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery, P.O. Box 5058, Portland, OR 97208-5058.

You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Account Balance Calculation Worksheet

1. Use the following worksheet to calculate your overall account balance.
2. Go through your register and mark each check, withdrawal, ATM transaction, payment, deposit or other credit listed on your statement. Be sure that your register shows any interest paid into your account and any service charges, automatic payments or ATM transactions withdrawn from your account during this statement period.
3. Use the chart to the right to list any deposits, transfers to your account, outstanding checks, ATM withdrawals, ATM payments or any other withdrawals (including any from previous months) which are listed in your register but not shown on your statement.

ENTER

A. The ending balance shown on your statement . . . . $ ______

ADD

B. Any deposits listed in your register or transfers into your account which are not shown on your statement.

$ ______
$ ______
$ ______
\+ $ ______

. . . . TOTAL $ ______

CALCULATE THE SUBTOTAL

(Add Parts A and B)

. . . . TOTAL $ ______

SUBTRACT

C. The total outstanding checks and withdrawals from the chart above . . . . - $ ______

CALCULATE THE ENDING BALANCE

(Part A + Part B - Part C)
This amount should be the same as the current balance shown in your check register . . . . $ ______

Number	Items Outstanding	Amount
	Total amount $	

WELLS FARGO

Important Information

STATEMENT SAVINGS ACCOUNT BALANCE	$25,000.00
INTEREST PAID THIS CYCLE	$0.00
INTEREST PAID YEAR TO DATE	$0.00
LENGTH OF STATEMENT PERIOD (DAYS)	33
INTEREST RATE	0.00%

YOUR ACCOUNT IS PAST DUE. IF THE PAYMENT HAS NOT ALREADY BEEN SENT, PLEASE REMIT THE TOTAL AMOUNT DUE TODAY OR CALL US AT 1-866-272-7132.

Transaction Details

Trans	*Post*	*Reference Number*	*Description*	*Credits*	*Charges*
09/06	09/06		LATE CHARGE		39.00
	PERIODIC *FINANCE CHARGE*		PURCHASES $2.97 CASH ADVANCE $0.00		2.97

If your card is ever lost or stolen:

Please notify us immediately by calling: 1-800-225-5935, 24 hours a day, 7 days a week.

Questions about your statement:

If you have a question about your statement, please write to us within 30 days after the statement was mailed to you. Please use a separate letter and include your account number and the date of the statement in question. Please refer to the front of the statement for our Inquiry mailing address.

For all your personal or business financial service needs
Visit us at www.wellsfargo.com

Important Payment Information:

Payments made at a Wells Fargo banking location. Payments can be made at a Wells Fargo location that provides teller services. When making a payment at a Wells Fargo store you must present a separate check for each account being paid. A single check cannot be used to pay multiple accounts.

Payments by mail. Mail your check and the payment coupon to the Payment Remittance Center address printed on this statement. For fastest delivery, please use the enclosed window envelope. If using a single check to pay multiple accounts, we must receive a completed payment coupon for each account being paid or a list showing the full account number and amount to be credited to each account. If you are paying multiple accounts with a single check, the total of the check must equal the sum of the payments to be applied to each individual account, with at least the total minimum payment due for all accounts.

Payments by phone. If you are authorized to transact on the account, you may be able to initiate a payment by calling the Customer Service number listed on the front of this statement.

Payments made using Wells Fargo Online Banking or Wells Fargo Mobile. If you have access to the account via Wells Fargo Online Banking or Mobile you may be able to make a payment depending on your level of access.

Automatic Payments. You can establish automatic payments to this credit account from a Wells Fargo deposit account or any other financial institution. For enrollment information, please contact our Customer Service number listed on the front of this statement.

Timing of payments by mail or payments made at a Wells Fargo store. Payments that are received by mail or in a Wells Fargo store as of 5 p.m. on any business day will be credited as of the date of receipt. Payments we receive after 5 p.m. or on non-business days will be credited as of the next business day. Payments made at other Wells Fargo locations may not be credited for up to five business days.

When a payment is considered late. If your payment is received or initiated any time after the Due Date, it is considered late and your account will be subject to a late fee.

WELLS FARGO

WELLS FARGO® BUSINESS SECURED CARD

MasterCard

Prepared For	PERSEON CORPORATION CLINTON E CARNELL
Account Number	[redacted]7593
Statement Closing Date	09/06/16
Days in Billing Cycle	33
Next Statement Date	10/06/16

Credit Line	$25,000
Available Credit	$0

For 24-Hour Customer Service Call:
800-225-5935

Inquiries or Questions:
WF Business Direct PO Box 29482
Phoenix, AZ 85038-8650

Payments:
Payment Remittance Center PO Box 6426
Carol Stream, IL 60197-6426

Payment Information

New Balance	$285.72
Current Payment Due	$44.00
Past Due Amount	$25.00
Total Amount Due (Minimum Payment)	**$69.00**
Current Payment Due Date	**10/03/16**

Your Past Due Amount of $25.00 is due immediately.

Your Current Payment of $44.00 is due 10/03/16.

If you wish to pay off your balance in full: The balance noted on your statement is not the payoff amount. Please call 800-225-5935 for payoff information.

Account Summary

Previous Balance		$243.75
Credits	-	$0.00
Payments	-	$0.00
Purchases & Other Charges	+	$39.00
Cash Advances	+	$0.00
Finance Charges	+	$2.97
New Balance	=	$285.72

This Account is closed to future transactions.

V 9573
D 9.19.16
GL 7350.900
INV 2016.09.19

Rate Information

Your rate may vary according to the terms of your agreement.

TYPE OF BALANCE	ANNUAL INTEREST RATE	DAILY FINANCE CHARGE RATE	AVERAGE DAILY BALANCE	PERIODIC FINANCE CHARGES	TRANSACTION FINANCE CHARGES	TOTAL FINANCE CHARGES
PURCHASES	13.400%	.03671%	$245.18	$2.97	$0.00	$2.97
CASH ADVANCES	22.240%	.06093%	$0.00	$0.00	$0.00	$0.00
TOTAL				$2.97	$0.00	$2.97

See reverse side for important information.

Bank Reconciliation List

For Period Ending: 9/30/16

Account	Purpose of Account
xxxx 1802	Operating checking account
xxxx 8458	Savings account
xxxx 5217	FSA checking account (Account closed and balance transferred to account xxx1802)
xxxx 7593	Cash secured credit card (1)

NOTES:

(1) The cash secured credit card was canceled in July 2016. Wells Fargo indicated it can take up to 90 days to refund the security deposit of $25,000. As of the date of this filing, the deposit has not been received from Wells Fargo, so the cash is still listed seprately.

Perseon Medical

Reconciliation Report

Cash Account #1 [Checking], Sorted by Check Date
Statement date: 09/30/16 Reconciliation date: 10/05/16

CHECKS

Check#	Date	Vendor	Name	Cleared	Outstanding
30352	08/04/15	0822	Marker Group		208.00
30900	11/06/15	0822	Marker Group		350.00
31300	05/13/16	8577	Salt Lake County Assesso		60.98
31369	09/01/16	1017	Risk Consulting Services	292.50	
31370	09/01/16	8276	De Lage Landen	829.81	
31371	09/01/16	8567	Veritas Management Corp	1,462.00	
31372	09/01/16	8596	Doug Wilkes	361.13	
31373	09/01/16	8645	KAX Company LLC	3,913.00	
31374	09/01/16	8653	DEKRA Certification	7,292.73	
31375	09/12/16	8660	Orange Document Services	5,623.80	
31376	09/14/16	8597	NIXON PEABODY LLP	12,297.30	
31377	09/19/16	8649	DAVID GREEN		4,000.00
31378	09/19/16	8502	Clint Carnell	6,955.04	
31379	09/20/16	8140	Timothy C. McQuay	600.20	
			Total	39,627.51	4,618.98

DEPOSITS

Txn#	Date		Description	Cleared	Outstanding
61419	08/24/16		Scion deal suntrust amt	525,000.00	
61422	09/02/16		xfer for payables	50,000.00	
61421	09/19/16		Close acct-move to cking	4,665.12	
61420	09/24/16		Perseon reimb for Fedex	543.96	
			Total	580,209.08	0.00

CHARGES

Txn#	Date		Description	Cleared	Outstanding
7618	08/24/16		Suntrust deal fee	525,000.00	
7616	09/02/16		Surepayroll August fee	83.99	
7619	09/12/16		Bank analysis charge	151.72	
7620	09/13/16		Bankcard fees	99.47	
7621	09/13/16		Bankcard fees	818.80	
7622	09/13/16		Bankcard fees	1,244.99	
			Total	527,398.97	0.00

EFTS

	Date	Vendor	Name / EFT #	Cleared	Outstanding
	09/06/16	0505	Federal Express 2016.09.06	192.50	

Perseon Medical

Reconciliation Report

Cash Account #1 [Checking], Sorted by Check Date
Statement date: 09/30/16 Reconciliation date: 10/05/16

09/08/16	0505	Federal Express 2016.09.09		618.50	
09/19/16	8573	Wells Fargo Secured Busi 2016.09.19		243.75	
09/20/16	8647	SUREPAYROLL 2016.09.30 PR		8,073.75	
09/20/16	8649	DAVID GREEN 2016.09.20 PR2		6,750.00	
09/20/16	8650	RILEY ASTILL 2016.09.20 PR1		5,000.00	
10/03/16	8647	SUREPAYROLL ACH 2016.10.03			23,004.21
10/03/16	8650	RILEY ASTILL 2016.10.03 PR			5,000.00
			Total	20,878.50	28,004.21

Statement beginning balance	76,723.74
Cleared deposits	580,209.08
Cleared charges	-527,398.97
Cleared credits	0.00
Cleared withdrawals	0.00
Cleared checks	-39,627.51
Cleared EFTs	-20,878.50
Calculated statement balance	69,027.84
Statement ending balance	69,027.84
Difference	0.00

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

Statement ending balance	69,027.84
Outstanding deposits	0.00
Outstanding charges	0.00
Outstanding credits	0.00
Outstanding withdrawals	0.00
Outstanding checks	-4,618.98
Outstanding EFTs	-28,004.21
Adjusted statement balance	36,404.65
General Ledger account balance as of 10/05/16	36,404.65
Difference	0.00

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.

Perseon Medical

Reconciliation Report

Cash Account #3 [Money Market], Sorted by Check Date
Statement date: 09/30/16 Reconciliation date: 10/05/16

DEPOSITS

Txn#	Date		Description	Cleared	Outstanding
11	09/30/16		Int income	481.26	
			Total	481.26	0.00

CHARGES

Txn#	Date		Description	Cleared	Outstanding
52021	09/02/16		xfer for payables	50,000.00	
			Total	50,000.00	0.00

Statement beginning balance	3,951,672.19
Cleared deposits	481.26
Cleared charges	-50,000.00
Cleared credits	0.00
Cleared withdrawals	0.00
Cleared checks	0.00
Cleared EFTs	0.00
Calculated statement balance	3,902,153.45
Statement ending balance	3,902,153.45
Difference	0.00

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

Statement ending balance	3,902,153.45
Outstanding deposits	0.00
Outstanding charges	0.00
Outstanding credits	0.00
Outstanding withdrawals	0.00
Outstanding checks	0.00
Outstanding EFTs	0.00
Adjusted statement balance	3,902,153.45
General Ledger account balance as of 10/05/16	3,902,153.45
Difference	0.00

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.

Perseon Medical

Reconciliation Report

Cash Account #2 [Payroll], Sorted by Check Date
Statement date: 09/30/16 Reconciliation date: 10/05/16

CHARGES

Txn#	Date		Description	Cleared	Outstanding
1895	09/19/16		Close acct-move to cking	4,665.12	
			Total	4,665.12	0.00

Statement beginning balance		4,665.12
Cleared deposits		0.00
Cleared charges	-- All funds transferred to xxx 1802	-4,665.12
Cleared credits		0.00
Cleared withdrawals		0.00
Cleared checks		0.00
Cleared EFTs		0.00
Calculated statement balance		0.00
Statement ending balance		0.00
Difference		0.00

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

Statement ending balance	0.00
Outstanding deposits	0.00
Outstanding charges	0.00
Outstanding credits	0.00
Outstanding withdrawals	0.00
Outstanding checks	0.00
Outstanding EFTs	0.00
Adjusted statement balance	0.00
General Ledger account balance as of 10/05/16	0.00
Difference	0.00

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.

Perseon Medical

Reconciliation Report

Cash Account #5 [Wells Fargo Investment], Sorted by Check Date
Statement date: 09/30/16 Reconciliation date: 10/05/16

Statement beginning balance	25,000.00
Cleared deposits	0.00
Cleared charges	0.00
Cleared credits	0.00
Cleared withdrawals	0.00
Cleared checks	0.00
Cleared EFTs	0.00
Calculated statement balance	25,000.00
Statement ending balance	25,000.00
Difference	0.00

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

Statement ending balance	25,000.00
Outstanding deposits	0.00
Outstanding charges	0.00
Outstanding credits	0.00
Outstanding withdrawals	0.00
Outstanding checks	0.00
Outstanding EFTs	0.00
Adjusted statement balance	25,000.00
General Ledger account balance as of 10/05/16	25,000.00
Difference	0.00

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.